UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2005
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                                   QMED, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-11411                  22-2468665
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)

                               25 Christopher Way
                           Eatontown, New Jersey 07724
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               (Address of Principal Executive Offices) (Zip Code)

                                 (732) 544-5544
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

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Item 8.01 Other Events

         On October 5, 2005, QMed, Inc. (the "Company") and its wholly-owned subsidiary Health e Monitoring Inc. ("HeM") acquired substantially all of the assets of Disease Management Technologies, Inc., a Delaware corporation ("DMT"), pursuant to an Asset Purchase Agreement, dated October 5, 2005, by and among HeM, the Company, DMT and the Shareholders of DMT (the "Purchase Agreement"). The assets of DMT were acquired for $300,000 to be paid as follows: (i) $250,000 in cash and (ii) 3,985 shares of common stock of the Company, $.001 par value, representing the remaining $50,000 of the purchase price, subject to automatic increase upon the achievement of certain revenue goals for HeM in 2006, as disclosed in the Purchase Agreement.

Description of the Business of DMT

         DMT is the author and owner of software, web designs and application source codes, data bases notes, documentation, know-how and proprietary information relating to such software programs and other related materials that would be used as a method for providing wellness strategies and programs via the web, interactive voice response (IVR), the internet or any other form, which wellness strategies and program generally, but without limitation, focus on wellness of an individual in order to reduce health care benefit costs, the areas of which include, without limitation, obesity, diabetes, heart disease, high cholesterol/triglycerides and hypertension. DMT's business comprises the development, marketing, distribution, licensing, maintenance and support of these computer programs. Features of the wellness strategies and programs can be accessed through a web-based platform, "Physician-Direct-Online.com", the internet, IVR and other methodologies in order to implement the strategies and programs. DMT's computer programs include, without limitation, Pedia-Nutrition which focuses on school-age children (ages 5 - 12) and teenage adolescents (ages 13 - 19). Pedia-Nutrition will include, among other properties, some of the same features as Physician-Direct-Online, although the learning modules will be in set in a "game boy" environment. Its program strategies will include, without limitation, wireless weight loss for use in a traditional wireless format application for use with cell phones and PDAs.

            On October 5, 2005 the Company issued a press release announcing the acquisition. A copy of this press release is attached as Exhibit 99.1.

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Item 9.01 Financial Statements and Exhibits

         (c)      Exhibits

                  99.1     QMed, Inc. press release dated October 5, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          QMED, INC.


                                          By: /s/ William T. Schmitt, Jr.
                                              ----------------------------------
                                              William T. Schmitt, Jr.
                                              Senior Vice President, Treasurer
                                              & Chief Financial Officer

Date: October 11, 2005

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

                                  EXHIBIT INDEX

Exhibit
Number                             Description
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99.1                  QMed, Inc. press release dated October 5, 2005.